UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 5, 2020
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COVENANT TRANSPORTATION GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-24960	88-0320154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Birmingham Hwy., Chattanooga, TN	37419
(Address of principal executive offices)	(Zip Code)

(423) 821-1212
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
$0.01 Par Value Class A common stock	CVTI	The NASDAQ Global Select Market

Indicate by check mark whether that registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   [   ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 5, 2020, the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of Covenant Transportation Group, Inc. (the “Company”) approved a grant of 100,000 shares of restricted stock to John A. Tweed and a grant of 10,000 shares of restricted stock to M. Paul Bunn, in recognition of their recent promotions in April 2020 and to further align their interests with those of our other stockholders. One-half of the shares vest on December 31, 2023, subject to continuous employment through December 31, 2023, provided that if Mr. Tweed or Mr. Bunn is terminated for any reason other than Cause (as defined in their respective Severance Agreement) after July 1, 2021 but before December 31, 2023, then one-half of his shares will vest on the date of such termination. The other one-half of the shares will vest upon the closing price of our Class A common stock exceeding $15.00 per share for at least 20 consecutive trading days before December 31, 2023, but in no event sooner than June 5, 2021. The grants were made under the Company’s Third Amended and Restated 2006 Omnibus Incentive Plan, as amended.

On June 5, 2020, William T. Alt confirmed to the Company that he will not be standing for re-election to the Board at the Company’s 2020 Annual Meeting of Stockholders. Management and the Board thank Mr. Alt for his expertise and numerous years of dedicated service and insight.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 5, 2020, in furtherance of the Board’s goal to proactively review and improve the Company’s corporate governance policies, the Board adopted the Fourth Amended and Restated Bylaws of the Company (the “Bylaws”) to implement proxy access and advance director nomination notice provisions, as well as clarify that the Company may have more than one President.

Article II, Section 15 has been added to the Bylaws to implement advance notice provisions with respect to director nominations at annual and special meetings of stockholders, outside of proxy access.

Article II, Section 16 has been added to the Bylaws to implement proxy access.  It permits eligible stockholders who have continuously owned at least 3% of the issued and outstanding Class A common stock for at least three years and who otherwise meet the requirements set forth in the Bylaws to have their director nominees included in the Company’s proxy materials.  Eligible stockholders may aggregate up to 20 stockholders to reach the 3% ownership threshold.  The number of director nominees nominated by an eligible stockholder or a group of eligible stockholders may not be more than 20% of the total number of directors of the Company, but not less than two. This process is subject to additional eligibility, procedural, and disclosure requirements set forth in the Bylaws.

Article IV, Section 1 has been amended to clarify that the Company may have more than one President.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is attached hereto as Exhibit 3.2.

Item 8.01	Other Events.

On June 5, 2020,  in addition to amending the Bylaws to implement proxy access and advance director nomination notice provisions, the Compensation Committee adopted the Covenant Transportation Group, Inc. Recoupment Policy (the “Recoupment Policy”) and an updated Covenant Transportation Group, Inc. Executive Stock Ownership, Retention, and Anti-Hedging and Anti-Pledging Policy (the “Stock Ownership Policy”).

Pursuant to the Recoupment Policy, in the event of a material financial restatement after the effective date of the Recoupment Policy, the Company will require, to the fullest extent permitted by applicable law, that an employee who was subject to the reporting requirements of Section 16 of the Securities Exchange Act of 1934, as amended, forfeit or reimburse the Company for any incentive-based compensation (including cash- and equity-based incentive compensation) paid or granted to such employee at any time during the performance period relating to the applicable incentive-based compensation, in the sole and absolute discretion of the Board, as further provided in the Recoupment Policy.  The Recoupment Policy has a three-year look back period.  The foregoing description of the Recoupment Policy is qualified in its entirety by reference to the full text of the Recoupment Policy, which is attached hereto as Exhibit 99.1.

Pursuant to the Stock Ownership Policy, the Company’s Chief Executive Officer, Co-Presidents,  Chief Financial Officer, and non-employee directors are required to build certain stock ownership over time (six times annual base salary for the Chief Executive Officer, one times annual base salary for the Co-Presidents and Chief Financial Officer, and five times annual cash retainer for the non-employee directors).  Such individuals are required to retain post-tax shares from each award on exercise, vesting, or earn-out, until such individual complies with the stock ownership levels required by the Stock Ownership Policy. In addition, the Stock Ownership Policy prohibits hedging transactions in the stock of the Company (including, but not limited to, short-selling, options, puts, and calls, as well as derivatives such as swaps, forwards, and futures), pledging stock of the Company as collateral for loans, and purchasing stock of the Company on margin. The Stock Ownership Policy does not include a hardship exemption. The foregoing description of the Stock Ownership Policy is qualified in its entirety by reference to the full text of the Stock Ownership Policy, which is attached hereto as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits.

	EXHIBIT NUMBER	EXHIBIT DESCRIPTION

	3.2	Fourth Amended and Restated Bylaws of Covenant Transportation Group, Inc.
	99.1	Covenant Transportation Group, Inc. Recoupment Policy
	99.2	Covenant Transportation Group, Inc. Executive Stock Ownership, Retention, and Anti-Hedging and Anti-Pledging Policy

The information contained in 9.01 of this report and the exhibits hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVENANT TRANSPORTATION GROUP, INC.
(Registrant)

Date: June 8, 2020	By:	/s/ M. Paul Bunn
M. Paul Bunn
Executive Vice President, Chief Financial Officer, and Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

3.2	Fourth Amended and Restated Bylaws of Covenant Transportation Group, Inc.
99.1	Covenant Transportation Group, Inc. Recoupment Policy
99.2	Covenant Transportation Group, Inc. Executive Stock Ownership, Retention, and Anti-Hedging and Anti-Pledging Policy